EXHIBIT 99.1

Renavotio to Present at Virtual Investor Summit on March 24, 2021 at 2:30 PM ET

CEO Billy Robinson and Board Advisor Kevin Harrington to Highlight the Company’s Diverse Business Lines and Growth Strategies

Tulsa, OK – Accesswire - March 17, 2021 — Renavotio, Inc. (OTCQB: RIII) (the “Company”), a holding company focused on infrastructure opportunities including personal protective equipment, 5G, utility construction, utility management, IoT, water, and waste management technology, today announced that its CEO, Billy Robinson and Board Advisor Kevin Harrington, will present live to an online audience at the Q1 Virtual Investor Summit being held March 23-25, 2021. The fully immersive conference features live presentations from CEOs of small- and mid-cap companies across multiple industries and one-on-one meetings with qualified investors.

Renavotio Presentation at the Q1 Virtual Investor Summit

•	DATE: Wednesday, March 24, 2021
•	TIME: 2:30 PM Eastern Time
•	REGISTRATION: https://investorsummitgroup.com/register/

Mr. Robinson will provide an overview of the Company, including its different business lines and strategies for growth of each.

Mr. Harrington will discuss the planned social media and online sale campaign.

The Virtual Investor Summit is an exclusive, independent investor conference dedicated to connecting small-cap and microcap companies with qualified investors. The Q1 Virtual Investor Summit will feature approximately 100 companies and over 300 institutional, family office, high net worth investors and registered investment advisers. To register for the event, visit www.investorsummitgroup.com

About Renavotio

Renavotio, Inc. (OTCQB:RIII) focuses on three unique infrastructure opportunities, including medical protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries.

The Company’s wholly owned subsidiary, Renavotio Infratech, Inc. (“RII”), includes business and acquisition strategies concentrating on medical protective equipment and infrastructure with utility construction and consulting/operational agreements with small towns or county CO-OPS that operate their own water and sewer systems, providing long-term savings, utilizing smart-utility monitoring, and dedicated engineering and service personnel. These platforms capture utility data from hand-held GPS devices or in-place sensors, with planned use of drones to identify waste contamination, leak detection, and topographic underground utility installation planning. RII’s wholly owned subsidiary, Utility Management Corp, is a holding company focused on infrastructure, 5G, utility construction, utility management, IoT, water and waste management technology, and related industries. Utility Management Corp’s subsidiary, Utility Management and Construction (UMCCO) is an engineering and smart utility management company that provides a one-stop solution to rural communities to reduce the consumption of electricity, data, natural gas, and water utilities for commercial, industrial and municipal end users. UMCCO’s unique approach creates immediate bottom-line savings for its clients, by providing engineering, planning, permitting and installation through their second wholly owned subsidiary, Cross-Bo Construction, which specializes in water, sewer, Telcom, and 5G design and installation, establishing a long-term value proposition while also achieving respective sustainability goals. www.umcco.com

For additional information on Renavotio, please click: www.renavotio.com

Forward Looking Statement

This news release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include general business, economic, competitive, regulatory, capital markets, political and social uncertainties. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. No information in this news release should be construed as any indication whatsoever of the Company’s future stock price, revenues, or results of operations. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Contacts:

Renavotio, Inc.

601 South Boulder Ave.

Suite 600 Tulsa, OK 74119

Email Contact: brobinson@renavotio.com

Telephone: 1-888-928-1312

Skyline Corporate Communications Group, LLC

Lisa Gray, Senior Account Manager

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Office: 646-893-5835

Email: lisa@skylineccg.com

ClearThink

Email Contact: nyc@clearthink.capital

Telephone: 917-658-7878

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